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                                                                    EXHIBIT 10-M


                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 20, 1998, is between VERITAS DGC INC., a Delaware corporation ("Borrower"), each of the banks or other lending institutions which are or from time to time may become parties to the Agreement [hereinafter defined] (such banks and financial institutions, together with their respective successors and assigns, the "Banks"), and BANK ONE, TEXAS, N.A. (the "Agent").

                                    RECITALS:


     A. The Borrower, the Agent and the Banks entered into that certain Credit Agreement dated as of July 27, 1998, as amended by First Amendment to Credit Agreement dated October 23, 1998 (collectively, the "Agreement").

     B. Pursuant to the Agreement, Veritas DGC Asia Pacific Ltd., Digicon (Malaysia) Sdn. Bhd., Euroseis, Inc., Digicon Geophysical Corp., Veritas DGC, Ltd., Veritas DCG Land Inc., and Veritas Energy Services Partnership ("Guarantors") executed those certain General Continuing Guaranty agreements dated as of July 27, 1998 (the "Guaranties") pursuant to which the Guarantors guaranteed to the Agent and the Banks the payment and performance of the Obligations (as defined in the Agreement).

     C. The Borrower, the Agent and the Banks now desire to amend the Agreement as herein set forth.


     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                  Definitions


     Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.





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                                   ARTICLE II

                                   Amendments

     Section 2.01. Amendment to Recitals. Effective as of the date hereof the phrase "(subject to a $15,000,000.00 sublimit)" contained in the first recital to the Agreement is amended to read "(subject to a $25,000,000.00 sublimit)".


     Section 2.02. Amendment to Section 3.1(a). Effective as of the date hereof, the first sentence of Section 3.1(a) of the Agreement shall be amended to read in its entirety as follows:

     Subject to, and upon the terms, conditions, covenants and agreements contained herein and in the Letter of Credit Agreements, prior to the Revolving Credit Termination Date, the Issuing Bank agrees to issue irrevocable standby letters of credit ("Letters of Credit"), in form satisfactory to the Issuing Bank, for the account of the Borrower or any Guarantor; provided, however, that the outstanding Letter of Credit Liabilities shall not at any time exceed the least of (a) $25,000,000, (b) an amount equal to the aggregate amount of the Revolving Credit Commitments minus the outstanding Advances, and (c) the Borrowing Base minus the outstanding Advances.

                                   ARTICLE III

                              Conditions Precedent


     Section 3.01. Conditions. The effectiveness of this Amendment is subject to the receipt by the Agent of the following in form and substance satisfactory to the Agent:

          (a) Resolutions - Borrower. Resolutions of the Board of Directors of the Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by the Borrower of this Amendment and the other Loan Documents to which the Borrower is or is to be a party hereunder.

          (b) Incumbency Certificate - Borrower. A certificate of incumbency certified by the Secretary or an Assistant Secretary of the Borrower certifying the names and signatures of the officers of the Borrower authorized to sign this Amendment and each of the other Loan Documents to which the Borrower is or is to be a party hereunder.

          (c) Additional Information. Such additional documents, instruments and information as the Agent or any Bank may reasonably request.



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     Section 3.02. Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that
(a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, (b) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agent and each Bank, and (c) no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

                                   ARTICLE IV

                 Ratifications, Representations, and Warranties

     Section 4.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent and each Bank agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

     Section 4.02. Representations, Warranties and Agreements. The Borrower hereby represents and warrants to the Agent and the Banks that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the certificate of incorporation or bylaws of the Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (d) the Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) the Borrower is indebted to the Banks pursuant to the terms of the Revolving Credit Notes, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Revolving Credit Notes, and (g) the Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or the Agent's or any Bank's performance under the Loan Documents.


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                                    ARTICLE V

                                  Miscellaneous

     Section 5.01. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely on them.

     Section 5.02. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

     Section 5.03. Expenses of the Agent and the Banks. As provided in the Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Agent and the Banks in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the reasonable costs and fees of the Agent's and the Banks' legal counsel, and all costs and expenses incurred by the Agent and the Banks in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of the Agent's and the Banks' legal counsel.

     Section 5.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.05. Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Houston, Harris County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 5.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Banks and the Borrower and their respective successors and assigns.



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     Section 5.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.


     Section 5.08. Effect of Waiver. No consent or waiver, express or implied, by the Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.


     Section 5.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.


     Section 5.10. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.

                                       BORROWER:

                                       VERITAS DGC INC.

                                       By: /s/ ANTHONY TRIPODO
                                          --------------------------------
                                          Anthony Tripodo
                                          Executive Vice President
                                          and Chief Financial Officer



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                                        AGENT:
                                        ------

                                        BANK ONE, TEXAS, N.A.

                                        By: /s/ MARC A. DUNMIRE
                                            -----------------------------------
                                            Marc A. Dunmire
                                            Vice President

                                        BANKS:
                                        ------

                                        BANK ONE, TEXAS, N.A.

                                        By: /s/ MARC A. DUNMIRE
                                           -------------------------------------
                                           Marc A. Dunmire
                                           Vice President

                                           COMERICA BANK

                                        By: /s/ REGINALD M. GOLDSMITH, III
                                            ------------------------------------
                                             Reginald M. Goldsmith, III
                                             Vice President

                                        BANQUE NATIONALE DE PARIS

                                        By: /s/ WARREN ROSS
                                           -------------------------------------
                                            Warren Ross
                                            Vice President



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     Each of the undersigned Guarantors hereby consents and agrees to this
Amendment and agrees that the General Continuing Guaranty executed by such party is in full force and effect and shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Revolving Credit Notes.


                                    DIGICON GEOPHYSICAL CORP.

                                    By: /s/ ANTHONY TRIPODO
                                       --------------------------------------
                                       Anthony Tripodo
                                       Vice President



                                    DIGICON (MALAYSIA) SDN. BHD.


                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------



                                    EUROSEIS, INC.


                                    By: /s/ ANTHONY TRIPODO
                                       --------------------------------------
                                       Anthony Tripodo
                                       Vice President



                                    VERITAS DGC ASIA PACIFIC, LTD.


                                    By: /s/ ANTHONY TRIPODO
                                       --------------------------------------
                                       Anthony Tripodo
                                       Vice President


                                    VERITAS DGC LAND INC.


                                    By: /s/ ANTHONY TRIPODO
                                       --------------------------------------
                                       Anthony Tripodo
                                       Vice President



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                                    VERITAS DGC, LTD.


                                    By:
                                       --------------------------------------
                                       Nicholas A.C. Bright
                                       Director



                                    VERITAS ENERGY SERVICES PARTNERSHIP,
                                    by its partners:



                                    VERITAS DGC LAND LTD.


                                    Per:
                                       --------------------------------------
                                        Lawrence C. Fichtner
                                        Director


                                    VERITAS GEOSERVICES LTD.

                                    Per:
                                       --------------------------------------
                                        Lawrence C. Fichtner
                                        Director

                                    CANEX INFORMATION SERVICES LTD.

                                    Per:
                                       --------------------------------------
                                        Lawrence C. Fichtner
                                        Director



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